_________________________________________________________________

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 29, 2004

          CWMBS, INC., (as depositor under the Pooling and Servicing
      Agreement, dated as of January 1, 2004, providing for the issuance of the CHL Mortgage Pass-Through Trust 2004-1, Mortgage Pass-
                    Through Certificates, Series 2004-1).


                                  CWMBS, INC.
                                  ------------
            (Exact name of registrant as specified in its charter)


          Delaware               333-109248               95-4449516
          --------               ----------               ----------
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
      of Incorporation)          File Number)            Identification No.)



           4500 Park Granada
           Calabasas, California                        91302
           ----------------------                       -----
           (Address of Principal                       (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3000
                                                   ----- --------

       _________________________________________________________________

Item 5.   Other Events.
          ------------

On January 29, 2004, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of January 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada" and, together with CHL, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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


Item 7.   Financial Statements, Pro Forma Financial
          -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

      99.1. The Pooling and Servicing Agreement, dated as of January 1, 2004, by and among the Company, the Sellers, the Master Servicer and the Trustee.



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


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CWMBS, INC.



                                       By: /s/ Darren Bigby
                                           ----------------------------
                                         Darren Bigby
                                         Vice President



Dated:  March 4, 2004




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

                                 Exhibit Index
                                 -------------

Exhibit                                                               Page
-------                                                               ----

99.1.      Pooling and Servicing Agreement, dated as of
           January 1, 2004, by and among, the Company,
           the Sellers, the Master Servicer and the Trustee.            6




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